                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 08, 1998
                    Capita Equipment Receivables Trust 1996-1



    A New York             Commission File           I.R.S. Employer
    Corporation            No. 333-08645             No. 13-7097632


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                        Telephone Number (973) 606-3500

Items. 5  Other

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date: December 8, 1998      Payment Date: December 15, 1998
Collection Period:  November 30, 1998


I. Information Regarding the Contracts
    1. Contract Pool Principal Balance
         a.  Beginning of Collection Period                       $   885,764,304.28
         b.  End of Collection Period                             $   830,833,548.84
         c.  Reduction for Collection Period                      $    54,930,755.44
    2. Delinquent Scheduled Payments
         a.  Beginning of Collection Period                       $    25,244,900.48
         b.  End of Collection Period                             $    26,268,224.41
    3. Liquidated Contracts
         a.  Number of Liquidated Contracts
             with respect to Collection Period                                   470
         b.  Required Payoff Amounts of Liquidated Contracts      $     3,166,944.01
         c.  Total Reserve for Liquidation Expenses               $          --
         d.  Total Liquidation Proceeds Received (1)              $     1,486,279.37
         e.  Liquidation Proceeds Allocated to Owner Trust        $     1,246,286.97
         f.  Liquidation Proceeds Allocated to Depositor          $       239,992.40
         g.  Current Realized Losses                              $     1,920,657.04
    4. Prepaid Contacts
         a.  Number of Prepaid Contracts with respect
             to Collection Period                                              1,540
         b.  Required Payoff Amounts of Prepaid Contracts         $     4,441,406.61
    5. Purchased Contracts (by TCC)
         a.  Number of Contracts Purchased by TCC with
             respect to Collection Period                                          0
         b.  Required Payoff Amounts of Purchased Contracts       $          --



    6.   Delinquency Status of Contracts (End of Collection Period)



                      -----------------------------------------------------------------------------------------------------------
                                                                                                           % of Aggregate
                                    Number of            % of                  Aggregate Required         Required Payoff
                                    Contracts          Contracts                 Payoff Amounts               Amounts
                      -----------------------------------------------------------------------------------------------------------

         a.  Current                 94,990              89.75%            $    768,749,054.00                 89.69%
         b.  31-60 days               5,569               5.26%            $     52,684,416.85                  6.15%
         c.  61-90 days               2,327               2.20%            $     16,607,143.62                  1.94%
         d.  91-120 days              1,204               1.14%            $      7,919,096.33                  0.92%
         e.  120+ days                1,744               1.65%            $     11,142,062.45                  1.30%
         f.  Total                  105,834             100.00%            $    857,101,773.25                100.00%


  7.   Historical Delinquency Experience with Respect to Contracts


    --------------------------------------------------------------------------------------------------------
                            % of              % of                  % of                     % of
                         Aggregate         Aggregate              Aggregate              Aggregate
                      Required Payoff   Required Payoff        Required Payoff        Required Payoff
     Collection          Amounts            Amounts                Amounts                 Amounts
      Periods      31-60 Days Past Due  61-90 Days Past Due    91-120 Days Past Due   120+ Days Past Due
    -------------------------------------------------------------------------------------------------------

    11/30/98               6.15%            1.94%                   0.92%                 1.30%
    10/31/98               4.92%            1.55%                   0.90%                 1.28%
     9/30/98               4.39%            1.47%                   0.91%                 1.24%
     8/31/98               4.08%            1.59%                   0.83%                 1.00%
     7/31/98               4.04%            1.42%                   0.82%                 1.17%
     6/30/98               3.90%            1.37%                   0.77%                 1.41%
     5/31/98               4.46%            1.51%                   0.80%                 1.41%
     4/30/98               4.47%            1.54%                   0.98%                 1.25%
     3/31/98               3.85%            1.61%                   0.98%                 1.12%
     2/28/98               6.83%            2.00%                   0.79%                 1.09%
     1/31/98               4.39%            1.21%                   0.65%                 0.94%
    12/31/97               3.50%            1.25%                   0.54%                 0.85%
    11/30/97               2.78%            0.42%                   0.24%                 0.16%
    10/31/97               3.64%            1.07%                   0.45%                 0.73%
     9/30/97               3.21%            0.95%                   0.48%                 0.82%
     8/31/97               3.58%            0.95%                   0.50%                 0.80%
     7/31/97               3.11%            0.90%                   0.53%                 0.78%
     6/30/97               3.53%            0.90%                   0.57%                 0.69%
     5/31/97               3.06%            0.99%                   0.58%                 0.63%
     4/30/97               2.99%            1.08%                   0.47%                 0.64%
     3/31/97               3.73%            0.96%                   0.46%                 0.61%
     2/28/97               3.70%            0.97%                   0.55%                 0.55%
     1/31/97               3.27%            0.97%                   0.49%                 0.40%
    12/31/96               4.10%            0.96%                   0.39%                 0.20%
    11/30/96               3.49%            0.83%                   0.34%                 0.00%
    10/31/96               2.90%            0.64%                   0.01%                 0.01%


  8.   Historical Loss Experience With Respect to Contracts


                                           ----------------------------------------------------------------------------------------
                                                 Collection          3 Collection      6 Collection Periods         Cumulative Since
                                                   Period           Periods Ending            Ending                 Cut-off Date
                                                November-98           11/30/1998            October-98
                                           ----------------------------------------------------------------------------------------

         a.  Number of Liquidated
             Contracts                               470               1,544                   3,316                 16,822
         b.  Number of Liquidated
             Contracts as a Percentage
             of Initial Contracts                   0.167%             0.550%                  1.182%                 5.994%
         c.  Required Payoff Amounts of
             Liquidated Contracts                 3,166,944          9,802,205              23,015,857             100,644,166
         d.  Liquidation Proceeds Allocated
             to Owner Trust                       1,246,287          3,538,783               7,773,209              22,201,605
         e.  Aggregate Current Realized
             Losses                               1,920,657          6,263,422              15,242,648              78,442,561
         f.  Aggregate Current Realized
             Losses as a Percentage of
             Cut-off Date Contract Pool
             Principal Balance                      0.060%             0.197%                  0.479%                 2.463%


II. Information Regarding the Securities

  1.   Summary of Balance Information



             -----------------------------------------------------------------------------------------------------------------------
                                           Principal Balance as of  Class Factor as of   Principal Balance as   Class Factor as of
                    Class           Coupon    December 15, 1998      December 15, 1998   of November 16, 1998  of November 16, 1998
                                     Rate       Payment Date           Payment Date          Payment Date          Payment Date
             -----------------------------------------------------------------------------------------------------------------------

         a.  Class A-1 Notes      5.6000%          $0.00                 0.00000               $0.00                0.00000
         b.  Class A-2 Notes      5.9500%          $0.00                 0.00000               $0.00                0.00000
         c.  Class A-3 Notes      6.1100%     $182,722,444.25            0.27727          $236,629,875.76           0.35907
         d.  Class A-4 Notes      6.2800%     $400,220,000.00            1.00000          $400,220,000.00           1.00000
         e.  Class B Notes        6.5700%     $178,500,000.00            1.00000          $178,500,000.00           1.00000
         f.  Equity Certificates  6.7500%     $ 95,659,329.00            0.75021           $95,659,329.00           0.75021
         g.  Total                  N.A.      $857,101,773.25            0.26909          $911,009,204.76           0.28601


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $857,101,773.25 and the CCA Balance is $92,734,908.32.



  2.   Monthly Principal Amount
         a.  Principal Balance of Notes and Equity Certificates
             (End of Prior Collection Period)                                                           $      911,009,204.76
         b.  Contract Pool Principal Balance (End of Collection Period)                                 $      830,833,548.84
         c.  Monthly Principal Amount                                                                   $       80,175,655.92
  3.   Gross Collections
         a.  Scheduled Payments Received                                                                $       52,950,104.01
         b.  Liquidation Proceeds Allocated to Owner Trust                                              $        1,246,286.97
         c.  Required Payoff Amounts of Prepaid Contracts                                               $        4,441,406.61
         d.  Required Payoff Amounts of Purchased Contracts                                             $                   -
         e.  Proceeds of Clean-up Call                                                                  $                   -
         f.  Investment Earnings on Collection Account and Note Distribution Account                    $          164,892.17
         g.  Extension Fees Allocated to Owner Trust                                                    $            5,560.25
         h.  Total Gross Collections (sum of (a) through (g))                                           $       58,808,250.01
  4.   Determination of Available Funds
         a.  Total Gross Collections                                                                    $       58,808,250.01
         b.  Withdrawal from Cash Collateral Account                                                    $          836,548.99
         c.  Total Available Funds                                                                      $       59,644,799.00


  5.   Application of Available Funds


       -------------------------------------------------------------------------------------------------------------------
                        Item                                    Amount                         Remaining Available Funds
       -------------------------------------------------------------------------------------------------------------------

       a.    Total Available Funds                                                                  $ 59,644,799.00
       b.    Servicing Fee                                    $   922,671.15                        $ 58,722,127.85
       c.    Interest on Notes:
             i)    Class A-1 Notes                            $            -                        $ 58,722,127.85
             ii)   Class A-2 Notes                            $            -                        $ 58,722,127.85
             iii)  Class A-3 Notes                            $ 1,204,840.45                        $ 57,517,287.40
             iv)   Class A-4 Notes                            $ 2,094,484.67                        $ 55,422,802.74
             v)    Class B Notes                              $   977,287.50                        $ 54,445,515.24
       d.    Interest on Equity
             Certificates                                     $   538,083.73                        $ 53,907,431.51
       e.    Principal of Notes and
             Equity Certificates:
             i)    Class A-1 Notes                            $            -                        $ 53,907,431.51
             ii)   Class A-2 Notes                            $            -                        $ 53,907,431.51
             iii)  Class A-3 Notes                            $53,907,431.51                        $             -
             iv)   Class A-4 Notes                            $            -                        $             -
             v)    Class B Notes                              $            -                        $             -
             vi)   Equity Certificates                        $            -                        $             -
       f.    Deposit to Cash
             Collateral Account                               $            -                        $             -
       g.    Amount to be applied in
             accordance with CCA
             Loan Agreement                                   $            -                        $             -
       h.    Balance, if any, to Equity
             Certificates                                     $            -                        $             -


  III. Information Regarding the Cash Collateral Account


    1.   Balance Reconciliation


       ---------------------------------------------------------------------------------------------------------------
                                                                                                 December 15, 1998
                                   Item                                                            Payment Date
       ---------------------------------------------------------------------------------------------------------------

       a.    Available Cash Collateral Amount (Beginning)                                         $   96,106,044.82
       b.    Deposits to Cash Collateral Account                                                  $               -
       c.    Withdrawals from Cash Collateral Account                                             $      836,548.99
       d.    Releases of Cash Collateral Account Surplus
             (Excess, if any of (a) plus (b) minus (c) over (f))                                  $    2,534,587.51
       e.    Available Cash Collateral Amount (End)
             (Sum of (a) plus (b) minus (c) minus (d))                                            $   92,734,908.32
       f.    Requisite Cash Collateral Amount                                                     $   92,734,908.32
       g.    Cash Collateral Account Shortfall
             (Excess, if any, of (f) over (e))                                                    $               -
    2.   Calculation of Requisite Cash Collateral Amount
       a.    For Payment Dates from, and including, the
             November 1996 Payment Date  to,
             and including, the October 1997 Payment Date
             1) Initial Cash Collateral Amount                                                    $  207,040,000.00
       b.    For Payment Dates from, and including, the
             November 1997 Payment Date until
             the Final Payment Date, the sum of
             1) 8% of the Contract Pool Principal Balance                                         $   66,466,683.91
             2) The Aggregate Principal Balance of the Notes
              and the Equity Certificate Balance less the
              Contract Pool Principal Balance                                                     $   26,268,224.41
             3) Total ((1) plus (2))                                                              $   92,734,908.32
       c.    Floor equal to the lesser of
             1) 2% of Cut-Off Date Contract Pool Principal
             Balance ($63,704,600); and                                                           $   63,704,600.00
             2) the Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance
       d.    Requisite Cash Collateral Amount                                                     $   92,734,908.32
    3.   Calculation of Cash Collateral Account Withdrawals
       a.    Interest Shortfalls                                                                  $               -
       b.    Principal Deficiency Amount                                                          $      836,548.99
       c.    Principal Payable at Stated Maturity Date of
             Class of Notes or Equity Certificates                                                $               -
       d.    Total Cash Collateral Account Withdrawals                                            $      836,548.99


   IV. Information Regarding Distributions on Securities

                   -------------------------------------------------------------------------------------------
                         Distribution                      Class A-1       Class A-2              Class A-3
                           Amounts                           Notes           Notes                  Notes
                   -------------------------------------------------------------------------------------------


                   1. Interest Due                      $            -    $            -       $  1,204,840.45
                   2. Interest Paid                     $            -    $            -       $  1,204,840.45
                   3. Interest Shortfall
                      ((1) minus (2))                   $            -    $            -       $             -
                   4. Principal Paid                    $            -    $            -       $ 53,907,431.51
                   5. Total Distribution Amount
                      ((2) plus (4))                    $            -    $            -       $ 55,112,271.96



                   ----------------------------------------------------------------------------------------------------------------
                         Distribution                      Class A-4          Class B               Equity
                            Amounts                          Notes             Notes             Certificates             Totals
                   ----------------------------------------------------------------------------------------------------------------

                   1. Interest Due                      $ 2,094,484.67    $   977,287.50       $    538,083.73     $   4,814,696.34
                   2. Interest Paid                     $ 2,094,484.67    $   977,287.50       $    538,083.73     $   4,814,696.34
                   3. Interest Shortfall
                      ((1) minus (2))                   $            -    $            -       $             -     $              -
                   4. Principal Paid                    $            -    $            -       $             -     $  53,907,431.51
                   5. Total Distribution Amount
                      ((2) plus (4))                    $ 2,094,484.67    $   977,287.50       $    538,083.73     $  58,722,127.85


    V.      Information Regarding Other Pool Characteristics


             ---------------------------------------------------------------------------------------------
                                                          As of End of              As of End of
                 Item                                      November-98               October-98
                                                        Collection Period         Collection Period
             ---------------------------------------------------------------------------------------------

   1.   Original Contract Characteristics
       a.    Original Number of Contracts                  280,634                     N.A.
       b.    Cut-Off Date Contract Pool
             Principal Balance                          3,185,229,329                  N.A.
       c.    Original Weighted Average
              Remaining Term                             38.6 months                   N.A.
       d.    Weighted Average
             Original Term                               56.1 months                   N.A.
  2.   Current Contract Characteristics
       a.    Number of Contracts                           105,834                    110,979
       b.    Average Contract
             Principal Balance                              7,850                      7,981
       c.    Weighted Average
             Remaining Term                                  25.4                       25.8


   VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule


             ------------------------------------------------
                                           Since Issue
               Period                          CPR
             ------------------------------------------------

               0  Oct-96
               1  Nov-96                     10.866%
               2  Dec-96                      7.964%
               3  Jan-97                      8.606%
               4  Feb-97                      8.254%
               5  Mar-97                      7.615%
               6  Apr-97                      7.211%
               7  May-97                      8.268%
               8  Jun-97                      7.752%
               9  Jul-97                      7.784%
              10  Aug-97                      7.781%
              11  Sep-97                      7.506%
              12  Oct-97                      7.348%
              13  Nov-97                      7.346%
              14  Dec-97                      6.629%
              15  Jan-98                      6.741%
              16  Feb-98                      7.251%
              17  Mar-98                      6.870%
              18  Apr-98                      7.200%
              19  May-98                      7.072%
              20  Jun-98                      6.870%
              21  Jul-98                      7.232%
              22  Aug-98                      7.327%
              23  Sep-98                      7.253%
              24  Oct-98                      7.147%
              25  Nov-98                      7.198%
              26  Dec-98                      7.079%



 VII. Purchased, Liquidated and Paid Contracts

             A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996  (the "Transfer and Servicing Agreement"), among Capita
     Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the
   Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on December 15, 1998

     This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Glenn A. Votek
                     --------------------------------------
                                 Glenn A. Votek
                     Executive Vice President and Treasurer